Exhibit 99.2

Exhibit 99.2

General Motors Company

Q1 2011 Results

May 5, 2011

Forward Looking Statements

In this presentation and in related comments by our management, our use of the words “expect,” “anticipate,” “possible,” “potential,” “target,” “believe,” “commit,” “intend,” “continue,” “may,” “would,” “could,” “should,” “project,” “projected,” “positioned” or similar expressions is intended to identify forward looking statements that represent our current judgment about possible future events. We believe these judgments are reasonable, but these statements are not guarantees of any events or financial results, and our actual results may differ materially due to a variety of important factors. Among other items, such factors might include: our ability to realize production efficiencies and to achieve reductions in costs as a result of our restructuring initiatives and labor modifications; our ability to maintain quality control over our vehicles and avoid material vehicle recalls; our suppliers’ ability to deliver parts, systems and components at such times to allow us to meet production schedules; our ability to maintain adequate liquidity and financing sources and an appropriate level of debt, including as required to fund our planned significant investment in new technology; our ability to realize successful vehicle applications of new technology; and our ability to continue to attract new customers, particularly for our new products.

GM’s most recent annual report on Form 10-K and quarterly report on Form 10-Q provides information about these and other factors, which we may revise or supplement in future reports to the SEC.

First Quarter 2011 Highlights

Q1 ‘11 F/(U) vs. Q1 ‘10

Global Deliveries 2.2M

Net Revenue $36.2B

EBIT - Adj. $2.0B

- GMNA $1.3B

- GME $0.0B

- GMIO $0.6B

- GMSA $0.1B

Available Liquidity $36.5B

Summary of Q1 2011 Results

Q1 2010 Q1 2011

GAAP

Net Revenue ($B) 31.5 36.2

Operating Income ($B) 1.2 0.9

Net Income to Common Stockholders ($B) 0.9 3.2

EPS – Diluted ($/Share) 0.55 1.77

Non- GAAP

EBIT- Adj. ($B) 1.7 2.0*

Automotive Free Cash Flow ($B) 1.0 (1.9)**

* EBIT-Adj. includes GM Financial on an Earnings Before Tax (EBT) basis

** Automotive Free Cash Flow includes unfavorable $2.5B impact related to termination of in-transit financing

Net Income to Common Stockholders

Q1 2010 Q1 2011

Net Income to Common Stockholders ($B) 0.9 3.2

EPS – Diluted ($/Share) 0.55 1.77

Special Items Included ($B):

- Gain on Sale of Delphi Membership Interest 0.0 1.6

- Gain on Sale of Ally Preferred 0.0 0.3

- GME Goodwill Impairment 0.0 (0.4)

- Gain on Saab Sale 0.1 0.0

- India JV Impairment & related charges 0.0 (0.1)

Total Impact of Special Items:

Net Income to Common Stockholders ($B) 0.1 1.5

EPS – Diluted ($/Share) 0.08 0.82

Note: Results may not foot due to rounding

Q1 Operating Income Walk to EBIT- Adj.

($B) Q1 2010 Q1 2011

Operating Income 1.2 0.9

Equity Income 0.4 2.1

Non-Controlling Interests (0.1) 0.0

Non-Operating Income 0.3 0.5

Earnings Before Interest & Taxes (EBIT) 1.8 3.5

Less Special Items 0.1 1.5

EBIT- Adj. 1.7 2.0

Note: EBIT-Adj. includes GM Financial on an Earnings Before Tax (EBT) basis

Q1 EBIT & EBIT- Adj.

($B)

GMNA GME GMIO GMSA GMF* Corp./Elims EBIT-Adj. Plus Special Items EBIT

Q1 2010 Q1 2011

1.2 1.3 0.0 0.9 0.6 0.3 0.1 n/a 0.1 0.0 1.7 2.0 0.1 1.5 1.8 3.5

0.6 0.1

GMNA GME GMIO GMSA GMF* Corp. / Elims EBIT - Adj. Plus Special Items EBIT

* GMF at an Earnings Before Tax basis (EBT) Note: Results may not foot due to rounding

Global Deliveries

(000’s)

2,400 1,999 2,155 2,062 2,175 2,221

1,700

1,000

Q1 2010 Q2 2010 Q3 2010 Q4 2010 Q1 2011

Global Share 11.1% 11.6% 11.5% 11.5% 11.5%

GM deliveries & market share include vehicles sold around the world under GM and JV brands, and through GM-branded distribution network

Earnings Before Interest & Taxes

($B)

4.0

3.5

3.0

2.3

2.0

2.0 1.8

2.0

1.7 1.3 EBIT-Adj.

EBIT-Adj.

1.0

1.0

EBIT-Adj.

0.0

Q1 Q2 Q3 Q4 Q1

2010 2010 2010 2010 2011

Revenue ($B) 31.5 33.2 34.1 36.9 36.2

Note: Q4/2010 & Q1/2011 EBIT & EBIT-Adj. include GM Financial on an Earnings Before Tax (EBT) basis

8

GMNA Deliveries

(000’s)

900

716 685

660 684

564

450 Chevy, Buick,

708 658 683 684 GMC, Cadillac

551

0

Q1 2010 Q2 2010 Q3 2010 Q4 2010 Q1 2011

GMNA Share 17.8% 18.7% 17.7% 18.5% 18.3%

U.S. Share 18.4% 19.4% 18.3% 19.1% 19.0%

U.S. 4-Brand Share

18.1% 19.3% 18.3% 19.1% 19.0%

Key GMNA Performance Indicators

U.S. Total Share Avg. GM U.S. Retail

Share U.S. Retail Share Incentive $/Unit

22% 5,500

20%

5,000

18%

4,500

16%

14% 4,000

12%

3,500

10%

3,000

8%

6% 2,500

Apr

Q1 2010 Q2 2010 Q3 2010 Q4 2010 Q1 2011 2011

est.

Avg. U.S. Retail Incentive as % of ATP

GM % 10.3 9.7 9.3 9.9 11.2 11.7 12.6 10.7 9.6 9.6 9.4 10.4 12.6 13.2 9.8 8.6

GM vs. Ind. 1.06 0.93 0.85 0.95 1.03 1.10 1.12 1.01 0.95 1.02 0.97 1.00 1.26 1.23 0.96 0.97

(GM % / Ind. %)

Note: Incentive & ATP Information Based on J.D. Power and Associates Power Information Network data 10

GMNA Earnings Before Interest & Taxes

($B)

3.0 2.9

2.1

2.0

1.6

1.2

1.0 0.8 1.3

EBIT-Adj.

0.0

(1.0)

Q1 Q2 Q3 Q4 Q1

2010 2010 2010 2010 2011

Revenue ($B) 19.3 20.3 21.5 22.0 22.1

Production (000’s) 668 731 707 703 786

U.S. Dealer Inv (000’s) 428 438 478 511 574

Info Item: GMNA – C$ Net Monetary Liability

GM Canada balance sheet includes ~CAD $7B Net Monetary Liability (NML) position, primarily pension, OPEB and accrued liabilities

USD value of NML will vary due to difference in period end to period end FX

Since GM Canada is USD functional, translation exchange realized as non-cash charge recorded to GMNA P&L

GMNA CAD NML Translational Impact

Q1 Q2 Q3 Q4 CY Q1

2010 2010 2010 2010 2010 2011

Non-Cash EBIT Impact ($B) $(0.2) $0.2 $(0.2) $(0.2) $(0.4) $(0.2)

Period End FX (CAD per USD) 1.0164 1.0491 1.0269 0.9980 0.9980 0.9713

Inc/(Dec) vs. Prior Period (0.0323) 0.0327 (0.0222) (0.0288) (0.0506) (0.0267)

GMNA EBIT – Q1 2010 vs. Q1 2011

Q1 2010 EBIT ($B) $0.1B Improvement Q1 2011 EBIT ($B)

1.6 2.9

0.9 (0.3)

(0.4)

(0.1)

1.2 0.0 1.2 1.3

Less Special Volume / Plus Special

EBIT EBIT-Adj. Price Cost Other EBIT-Adj. EBIT

Items Mix Items

GME Deliveries

(000’s)

900

443 428 433

450 404 389

105 128 129 112 Chevrolet

115

GME Excl.

299 315 274 299 321 Chevrolet

0

Q1 2010 Q2 2010 Q3 2010 Q4 2010 Q1 2011

GME Share 8.5% 8.8% 8.9% 9.0% 8.6%

Germany Share 8.2% 8.0% 8.5% 9.0% 8.2%

U.K. Share 12.0% 13.8% 12.6% 12.4% 12.6%

GME deliveries and market share include unit sales of Chevrolets produced by GMIO and delivered to customers in GME. Revenue and associated costs of these unit sales are reported by GMIO

GME Earnings Before Interest & Taxes

($B)

3.0

2.0

1.0

0.0

EBIT-Adj.

0.0

(0.5) (0.2)

(0.4)

(0.6) (0.6) (0.6)

(1.0) EBIT-Adj.

Q1 Q2 Q3 Q4 Q1

2010 2010 2010 2010 2011

Revenue ($B) 5.5 6.0 5.7 6.9 6.9

Production (000’s) 305 331 286 313 344

GME Goodwill Impairment

New GAAP accounting guidelines issued for testing goodwill impairment when reporting units have zero or negative equity effective Jan 1, 2011

GME had negative equity and $3.1B of goodwill at Dec 31, 2010

– Arose from fresh-start accounting and related primarily to difference at July 2009, between fair value & U.S. GAAP value of employee benefit plans

Write-down & impairment represent convergence between fair value and U.S. GAAP value of such plans driven by convergence between GM borrowing rate and high quality bond rate

– $1.5B write-down of goodwill directly to equity upon Jan 1, 2011 implementation

– $0.4B non-cash impairment charge to EBIT based on Mar 31, 2011 testing

GME could experience future goodwill impairments related to the above factors

– $1.3B of remaining GME goodwill as of Mar 31, 2011

GME EBIT — Q1 2010 vs. Q1 2011

Q1 2010 EBIT ($B)

(0.5) 0.1 (0.6)

EBIT Less Special Items EBIT-Adj.

$0.6B Improvement

0.2 0.0 0.2 0.2

Volume / Mix Price Cost Other

Q1 2011 EBIT ($B)

0.0 (0.4) (0.4)

EBIT-Adj. Plus Special Items EBIT

GMIO Deliveries

(000’s)

900 855

790 765 745 777

450 624 586 567 576 686 China

0 166 179 178 201 169 GMIO Excl. China

Q1 2010 Q2 2010 Q3 2010 Q4 2010 Q1 2011

GMIO Share 8.8% 9.0% 8.7% 8.6% 9.2%

China Share 13.3% 13.1% 13.6% 11.6% 13.6%

India Share 4.2% 4.0% 3.0% 3.4% 3.2%

Note: Prior results have been adjusted to reflect the breakout of GMSA separately

GMIO Earnings Before Interest & Taxes

($B)

3.0

2.0

1.0 0.9 0.6

0.4 0.5 0.5 0.3 0.5 EBIT-Adj.

0.4 0.3 0.2 0.4

0.0

Equity Income

(1.0)

Q1 Q2 Q3 Q4 Q1

2010 2010 2010 2010 2011

Revenue ($B) 5.0 5.3 5.1 6.1 5.4

Consolidated Prod. (000’s) 248 268 235 265 257

Joint Venture Prod. (000’s) 654 697 631 747 709

Total Production (000’s) 902 965 866 1,012 966

Note: Prior results have been adjusted to reflect the breakout of GMSA separately 19

GMIO EBIT — Q1 2010 vs. Q1 2011

Q1 2010 Q1 2011

EBIT($B) $0.3B Reduction EBIT ($B)

0.9 0.0 0.9 (0.1) 0.0 (0.3) 0.1 0.6 (0.1) 0.5

EBIT Less Special Items EBIT-Adj.

Volume / Mix Price Cost Other

EBIT-Adj. Plus Special Items EBIT

GMSA Deliveries

(000’s)

900

450

241 231 268 285 250 Brazil

156 146 169 186 143

0

85 85 99 99 107 GMSA Other

Q1 2010 Q2 2010 Q3 2010 Q4 2010 Q1 2011

GMSA Share 20.7% 19.5% 19.8% 19.6% 18.8%

Brazil Share 19.9% 18.4% 18.3% 18.4% 17.3%

GMSA Earnings Before Interest & Taxes

($B)

3.0

2.0

1.0

0.0

(1.0)

0.3 0.2 0.2 0.2 0.1

Q1 Q2 Q3 Q4 Q1

2010 2010 2010 2010 2011

Revenue ($B) 3.3 3.6 4.0 4.5 3.9

Production (000’s) 210 230 245 241 231

GMSA EBIT – Q1 2010 vs. Q1 2011

Q1 2010 Q1 2011

$0.2B Reduction

EBIT ($B) EBIT ($B)

0.3 0.0 0.3 0.0 0.1 (0.3)

(0.0) 0.1 0.0 0.1

Less Special Volume / Plus Special

EBIT EBIT-Adj. Price Cost Other EBIT-Adj. EBIT

Items Mix Items

Automotive Free Cash Flow

($B) Q1 2010 Q1 2011

Net Income to Common Stockholders 0.9 3.2

Add-back Non-Controlling Interests & Preferred Dividends 0.3 0.3

Deduct Non-Auto (GM Financial) n/a (0.1)

Automotive Net Income 1.2 3.4

Special Items (0.1) (1.5)

Depreciation / Amortization 1.8 1.6

Working Capital (0.8) (0.4)

Termination of In-Transit Financing 0.0 (2.5)

Pension / OPEB – Cash in Excess of Expense (0.5) (0.4)

Other 0.3 (0.8)

Automotive Net Cash Provided/(Used)

1.9 (0.6)

Operating Activities

Capital Expenditures (0.8) (1.3)

Automotive Free Cash Flow 1.0 (1.9)

Note: Results may not foot due to rounding 24

Key Automotive Balance Sheet Items

Mar. 31 Dec. 31 Mar. 31

($B) 2010 2010 2011

Cash & marketable securities* 35.7 27.6 30.6

Available Credit Facilities 0.7 5.9 5.9

Available Liquidity* 36.4 33.5 36.5

Key Obligations:

Debt 14.2 4.6 5.0

Series A Preferred Stock 7.0 5.5 5.5

U.S. Pension Underfunded Status** 16.0 11.5 11.2 ***

Unfunded OPEB 9.4 9.9 10.0

* Includes Canadian HC Trust restricted cash in 2010 & 2011 and UST restricted cash at March 31, 2010

** Excludes U.S. non-qualified plan PBO of ~$0.9 billion

*** Excludes ~$2B stock contribution completed 1/13/11 that will be counted as a plan asset once certain conditions are met 25

GM Financial

Industry Average

Q1 Q1 Q1 Q1

2010 2011 2010* 2011*

GM Sales Penetrations

U.S. Subprime (<=620) 4.0% 6.1% 4.2% 5.4%

U.S. Lease 7.6% 16.8% 21.4% 23.1%

Canada Lease 2.7% 4.1% 19.0% 19.6%

GM / GMF Linkage

GM as % of GMF Originations 8.3% 38.8%

(GM New / GMF Loan & Lease)

GMF as % of GM U.S. S/P & Lease 6.1% 17.8%

GMF Performance

GMF Credit Losses 7.6% 4.0%

(annualized net charge-offs as % avg. receivables)

EBT ($M) 96** 130

* Industry average excludes GM ** Q1 2010 not included in consolidated GM results, does not reflect purchase accounting 26

Current Outlook

2011 CY EBIT-adj. expected to show solid improvement over 2010

- Japan crisis not expected to have a material impact on full-year results

GMNA quarterly EBIT-adj. expected to improve on average for the remainder of the year versus the first quarter

- Better pricing and improved fixed cost expected to more than offset commodity cost increases and unfavorable mix

Targeting to achieve breakeven GME EBIT-adj. before restructuring

Global Growth

Regional Net Revenue ($B)

Q1 Q1

2010 2011 % Change

GMNA 19.3 22.1 15%

GME 5.5 6.9 26%

GMIO 5.0 5.4 9%

GMSA 3.3 3.9 17%

Summary

On plan

Important to leverage global growth

Cost containment is key, as commodity and launch costs increase

Expect full-year 2011 EBIT-adjusted results to be solid improvement over 2010

General Motors Company

Select Supplemental Financial Information

EBIT Walk to Net Income to Common Stockholders

Q1 Q1

($B) 2010 2011

GMNA 1.2 2.9

GME (0.5) (0.4)

GMIO 0.9 0.5

GMSA 0.3 0.1

Corp & Elims (0.1) 0.3

GMF - 0.1

Total EBIT 1.8 3.5

Interest Expense / (Income) 0.2 0.0

Income Tax Expense / (Benefit) 0.5 0.1

Net Income to Stockholders 1.1 3.4

Dividends on Preferred Stock 0.2 0.2

Net Income to Common Stockholders 0.9 3.2

Note: EBIT includes GM Financial on an Earnings Before Tax (EBT) basis

Note: Results may not foot due to rounding S1

Reconciliation of Q1 2011 EBIT-Adj.

Q1 Q1

($B) 2010 2011

Net Income to Common Stockholders 0.9 3.2

Add Back:

Dividends on Preferred Stock 0.2 0.2

Interest Expense / (Income) 0.2 0.0

Income Tax Expense / (Benefit) 0.5 0.1

Earnings Before Interest & Taxes (EBIT) 1.8 3.5

Less Special Items:

- Gain on Sale of Delphi Membership Interest 0.0 1.6

- Gain on Sale of Ally Preferred 0.0 0.3

- GME Goodwill Impairment 0.0 (0.4)

- India JV Impairment & related charges 0.0 (0.1)

- Gain on Saab Sale 0.1 0.0

Total Special Items 0.1 1.5

EBIT – Adj. 1.7 2.0

Note: Q1 2011 EBIT & EBIT-Adj. includes GM Financial on an Earnings Before Tax (EBT) basis

Note: Results may not foot due to rounding S2

Q1 2011 Special Items

Q1 Q1

($B) 2010 2011

- Sale of Delphi Membership Interest 0.0 1.6

Total GMNA 0.0 1.6

- Gain on Saab Sale 0.1 0.0

- GME Goodwill Impairment 0.0 (0.4)

Total GME 0.1 (0.4)

- India JV Impairment & related charges 0.0 (0.1)

Total GMIO 0.0 (0.1)

Total GMSA 0.0 0.0

- Sale of Ally Preferred 0.0 0.3

Total Corp. 0.0 0.3

Total Special Items 0.1 1.5

Note: Results may not foot due to rounding S3

Restructuring (not included in special items)

Q1 Q2 Q3 Q4 Q1

($B) 2010 2010 2010 2010 2011

GMNA – Dealer Related 0.0 0.0 0.0 0.0 0.0

GMNA – Non-Dealer Related 0.1 0.0 0.0 0.2 0.0

Total GMNA 0.1 0.0 0.0 0.2 0.0

Total GME (0.3) (0.2) (0.1) (0.1) 0.0

Total GMIO 0.0 0.0 0.0 0.0 0.0

Total GMSA 0.0 0.0 0.0 0.0 0.0

Total (0.2) (0.2) (0.1) 0.1 0.1

Note: Results may not foot due to rounding S4

Operating Income Walk to EBIT- Adj

Q1 Q2 Q3 Q4 Q1

($B) 2010 2010 2010 2010 2011

Operating Income 1.2 1.8 1.9 0.3 0.9

Equity Income 0.4 0.4 0.4 0.3 2.1

Non-Controlling Interests (0.1) (0.1) (0.1) (0.1) 0.0

Non-Operating Income/(Expense) 0.3 (0.1) 0.1 0.8 0.5

Earnings Before Interest & Taxes

1.8 2.0 2.3 1.3 3.5

(EBIT)

Less Special Items 0.1 0.0 0.0 0.3 1.5

EBIT- Adj. 1.7 2.0 2.3 1.0 2.0

Note: Q4 & CY 2011 EBIT & EBIT-Adj. includes GM Financial on an Earnings Before Tax (EBT) basis

S5

Reconciliation of Automotive Free Cash Flow

Q1 Q1

($B) 2010 2011

Net cash provided by operating activities 1.9 (0.4)

Less net cash provided by operating activities-GM Financial n/a 0.2

Automotive Net Cash Provided/(Used)

1.9 (0.6)

Operating Activities

Capital expenditures (0.8) (1.3)

Automotive Free Cash Flow 1.0 (1.9)

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GM Financial – Key Metrics

($M) Q1 2011 Memo: Q1 2010*

Earnings Before Tax 130 96

Total Originations 1,449 624

GM new vehicles as % of total 38.8% N/A

Finance Receivables 8,750 8,810

Delinquencies (>30 days) 5.3% 7.5%

Annualized net charge-offs as % of 4.0% 7.6%

avg. receivables

* Q1 2010 not included in consolidated GM results, does not reflect purchase accounting and is not directly comparable to Q1 2011.

S7